UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 19, 2004

Commission File Number 1-5097

JOHNSON CONTROLS, INC.

(Exact name of registrant as specified in its charter)

Wisconsin (State of Incorporation)	39-0380010 (I.R.S. Employer Identification No.)

5757 N. Green Bay Avenue
P.O. Box 591
Milwaukee, Wisconsin	53201
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (414) 524-1200

ITEM 5 OTHER EVENTS
ITEM 7 FINANCIAL STATEMENTS AND EXHIBITS
ITEM 9 REGULATION FD DISCLOSURE
ITEM 12 RESULTS OF OPERATIONS AND FINANCIAL CONDITION
SIGNATURES
EXHIBIT INDEX
Press Release
Slide Presentation
Press Release

ITEM 5 OTHER EVENTS

On July 19, 2004, Johnson Controls, Inc. (JCI) and Grupo IMSA, S.A. de C.V., joint venture partners in a Mexican and South American automotive battery business, announced that JCI will acquire 100% ownership of the joint venture. A copy of the press release is attached as Exhibit 99.1 and incorporated herein by reference.

ITEM 7 FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits:

99.1	Press release issued by the registrant on July 19, 2004
99.2	Slide presentation for the fiscal 2004 third quarter analyst conference call issued by the registrant on July 20, 2004.
99.3	Press release issued by the registrant on July 20, 2004.

ITEM 9 REGULATION FD DISCLOSURE

Attached and incorporated herein by reference as Exhibit 99.2 is a copy of the slide presentation for the fiscal 2004 third quarter analyst conference call issued by the registrant on July 20, 2004.

ITEM 12 RESULTS OF OPERATIONS AND FINANCIAL CONDITION

Attached and incorporated herein by reference as Exhibit 99.3 is a copy of a press release dated July 20, 2004 reporting the registrant’s financial results for the third quarter of fiscal 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JOHNSON CONTROLS, INC.
BY: /s/ Stephen A. Roell
Stephen A. Roell
Date: July 21, 2004	Senior Vice President and Chief Financial Officer

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EXHIBIT INDEX

Exhibit
Number	Description

99.1	Press release issued by the registrant on July 19, 2004.
99.2	Slide presentation for the fiscal 2004 third quarter analyst conference call issued by the registrant on July 20, 2004.
99.3	Press release issued by the registrant on July 20, 2004.

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